EXHIBIT 10.28

                     AMENDMENT NO. 1, JOINDER AND CONSENT TO
                              AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT - REVOLVING LOANS

                           DATED AS OF MARCH 29, 2005

                                     BETWEEN

                         BRIDGE HEALTHCARE FINANCE, LLC

                                   AS LENDER,

                                       AND

                           CRDENTIA CORP. ("CRDENTIA")
                     BAKER ANDERSON CHRISTIE, INC.("BAKER")
                     NURSES NETWORK, INC.("NURSES NETWORK")
                       NEW AGE STAFFING, INC. ("NEW AGE")
                          PSR NURSES, LTD. ("PSR LTD.")
                  PSR NURSE RECRUITING, INC. ("PSR RECRUITING")
                    PSR NURSES HOLDINGS CORP. ("PSR HOLDING")
                               CRDE CORP. ("CRDE")
              ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC. ("AHHC")
                     CARE PROS STAFFING, INC. ("CARE PROS")
                            HIP HOLDING, INC. ("HIP")
                HEALTH INDUSTRY PROFESSIONALS, L.L.C. ("HIP LLC")
                          TRAVMED USA, INC. ("TRAVMED")

                                   AS BORROWER

                     AMENDMENT NO. 1, JOINDER AND CONSENT TO
                              AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT - REVOLVING LOANS


      THIS AMENDMENT NO. 1 JOINDER AND CONSENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT TO LOAN AND SECURITY AGREEMENT - REVOLVING LOANS (this "Amendment") is made as of this 29th day of March, 2005, by and among Crdentia Corp. ("Crdentia"), Baker Anderson Christie, Inc. ("Baker"), Nurses Network, Inc. ("Nurses Network"), New Age Staffing, Inc. ("New Age"), PSR Nurses, Ltd. ("PSR Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holding"), CRDE Corp. ("CRDE"), Arizona Home Health Care/Private Duty, Inc. ("AHHC"), Care Pros Staffing, Inc. ("Care Pros"; and together with Crdentia, Baker, Nurses Network, New Age, PSR Ltd., PSR Recruiting, PSR Holding, CRDE, AHHC and Care Pros each individually with its successors and assigns an "Existing Borrower" and jointly and severally, together with their successors and assigns, the "Existing Borrowers"), HIP Holding, Inc. ("HIP"), Health Industry Professionals, L.L.C., a Michigan limited liability company ("HIP LLC") Travmed USA, Inc. ("Travmed"; and together with HIP and HIP LLC, each individually with its successors and assigns, a "New Borrower" and collectively with their successors and assigns, "New Borrowers"; the Existing Borrowers and the New Borrowers shall be individually and collectively referred to as the "Borrower"), and Bridge Healthcare Finance, LLC (together with its successors and assigns, "Lender").

                                    RECITALS

      A. Pursuant to that certain Loan and Security Agreement - Revolving Loans dated as of June 16, 2004 by and between Crdentia, Baker, Nurses Network, New Age, PSR Ltd., PSR Recruiting, PSR Holding (each an "Original Borrower", and collectively, the "Original Borrowers"), and Lender (as amended, restated, supplemented and otherwise modified prior to the date hereof, the "Original Loan Agreement"), Lender hereby agreed to make available to Original Borrowers a revolving credit loan of up to $15,000,000 (as amended, modified and restructured from time to time, the "Revolving Loan" or the "Loan").

      B. After execution of the Original Loan Agreement, Crdentia formed CRDE, a wholly owned Subsidiary of Crdentia, to facilitate certain Permitted Acquisitions. Crdentia formed AHHC Acquisition Corporation ("AHHC Acquisition") and CPS Acquisition Corporation ("CPS Acquisition"), each a wholly owned Subsidiary of CRDE, for purposes of acquiring certain Targets. Pursuant to that certain Agreement and Plan of Reorganization dated as of August 31, 2004 by and among Crdentia, CRDE, AHHC Acquisition, AHHC, and the former shareholders of AHHC, AHHC Acquisition merged with and into AHHC with AHHC being the surviving entity. Pursuant to that certain Agreement and Plan of Reorganization dated as of August 31, 2004, by and among Crdentia, CRDE, CPS Acquisition, Care Pros and the former shareholders of Care Pros, Care Pros merged with and into CPS Acquisition with CPS Acquisition being the surviving entity and immediately upon such merger changed its name to "Care Pros Staffing, Inc."

      C. As a result of the formation of CRDE and acquisitions of AHHC and Care Pros, Original Borrowers, CRDE, AHHC, Care Pros and Lender agreed to amend and restate the Original Loan Agreement pursuant to the terms of the Amended and Restated Loan and Security Agreement dated November 30, 2004, but effective as of August 31, 2004 (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") to provide for, among other things, the addition of CRDE, AHHC and Care Pros as additional Borrowers to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

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      D. HIP LLC is a wholly owned  subsidiary of HIP.  Pursuant to that certain
Agreement and Plan of Reorganization ("HIP Merger Agreement") dated the date hereof by and among Crdentia, HIP Acquisition Corporation, HIP, and certain shareholders of HIP, HIP will merge with and into HIP Acquisition Corporation with HIP Acquisition Corporation being the surviving entity and immediately upon such merger HIP Acquisition Corporation shall change its name to "HIP Holding, Inc." (the "HIP Acquisition"). Immediately after the HIP Acquisition, Crdentia will contribute all of its equity interests in HIP to CRDE. After the HIP Acquisition and contribution, HIP LLC will be a wholly owned subsidiary of HIP and HIP will be a wholly owned subsidiary of CRDE.

      E. Pursuant to that Agreement and Plan of Reorganization ("Travmed Merger Agreement") dated the date hereof by and among Crdentia, CRDE, Travmed
Acquisition Corporation, Travmed and certain shareholders of Travmed, Travmed Acquisition Corporation will merge with and into Travmed, with Travmed being the surviving entity (the "Travmed Acquisition"; and together with the HIP Acquisition, each an "Acquisition" and collectively, the "Acquisitions"). As a result of the Travmed Acquisition, Travmed will be a wholly owned subsidiary of CRDE.

      F. Borrower has requested that the New Borrowers be added as co-obligors under the Loan Agreement, the Loan and all other Loan Documents, on the terms and conditions set forth below. In addition to this Amendment and the documents required hereunder, New Borrowers and Existing Borrowers shall execute that certain Amended and Restated Revolving Note of even date herewith.

      G. Borrower further has requested that Lender consent to (i) the issuance of additional common stock of Crdentia to certain former shareholders of HIP and
(ii) the HIP Acquisition and the Travmed Acquisition.

      H. Whereas, it is the intent of the parties hereto, based on the facts and circumstances existing as of the date hereof, to enter into an amendment to the Loan Agreement subsequent hereto to address the following issues: (i) elimination of the two-tiered financial reporting of Borrowers in which the Borrowers provide financial reporting on a Crdentia Proper Consolidated Basis and an Acquisition Subsidiary Consolidated Basis and replacing such financial reporting with a single-tier consolidated report which shall include Crdentia and all of its direct and indirect subsidiaries on a consolidated basis, (ii) changing the measurements to the existing financial covenants, and (iii) increasing the cap on the limit of the aggregate amount of unbilled Accounts.

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

      I. The parties now desire to amend the Loan Agreement to provide, among other things, the addition of New Borrowers to the Loan Agreement and the Loan and to otherwise amend the Loan Agreement, all in accordance with the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

      1. Amendments to Loan Agreement.

      1.1 Addition of New Borrowers; Borrowing Base. Existing Borrowers and Lender agree that New Borrowers shall from and hereafter be deemed a "Borrower" for all purposes of the Loan Agreement and other Loan Documents. Accordingly, each New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement and the other Loan Documents, and hereby agrees to promptly execute all further documentation required by Lender to be executed by New Borrowers, consistent with the terms of the Loan Agreement. Borrower covenants and agrees to execute and deliver to Lender an amended and restated promissory note executed by Borrower. Notwithstanding the foregoing, Borrower acknowledges and agrees that, as of the date hereof, Lender has not completed its due diligence of New Borrowers, and therefore, the Accounts of New Borrowers shall not be deemed to be Eligible Accounts, and consequently, such Accounts shall not be included in the Revolving Borrowing Base Amount, unless and until Lender has determined, in its sole and absolute discretion, to include each New Borrower's Accounts, or a portion thereof, in the Revolving Borrowing Base Amount; provided that Lender shall act reasonably in exercising its discretion in determining whether or not to include such Accounts in the Revolving Borrowing Base Amount.

      1.2 Section 2(a). Section 2(a) of the Loan Agreement is hereby amended by replacing the amount of the Maximum Revolving Loan Limit of "$15,000,000" in the proviso immediately following Section 2(a)(iii) with the amount of "$10,000,000" in lieu thereof.

      1.3 Section 3. A new Section 3 shall be added to the Loan Agreement to provide as follows:

            "3. MANDATORY PREPAYMENTS.

            "All amounts received by Borrower after the date of a Travmed Subordinated Debt Default and (i) from an Account Debtor of Travmed USA, Inc. or (ii) which are attributed to services provided by Travmed USA, Inc., after the date in which a Travmed Subordinated Debt Default occurs, shall immediately be paid by Borrower to Lender as a mandatory prepayment of the Loans to be applied against all outstanding Obligations, as determined by Lender in its sole discretion."

      1.4 Section 10(e). Section 10(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:


            "(e) Notwithstanding the foregoing, Borrower may prepay all of the Obligations and terminate the Revolving Loan without payment of a prepayment fee, upon written notice to Lender, if, at any time during the Term, and so long as no Default or Event of Default has occurred and is continuing, Lender reduces the advance rate for Eligible Accounts (as set forth in Section 2(a)(i) hereto) to an advance rate of less than eighty-five percent (85%) for a period in excess of 30 days (the "Prepayment Fee Exception")."

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

      1.5 Section 10(f). Section 10 of the Loan Agreement is hereby amended by adding a new Section 10(f) immediately after Section 10(e) as follows:

            "(f) If the funding obligations of the Lender under this Agreement terminates for any reason (whether by voluntary termination by
            Borrowers, by reason of the occurrence of an Event of Default or otherwise) prior to the expiration of the Term, the entire principal balance, together with accrued and unpaid interest on any Obligations under this Agreement and all Term Loan Obligations then outstanding, including, without limitation, a prepayment fee equal to (i) the Make Whole Amount due under this Agreement, and (ii) the Make Whole Amount due under the Term Loan Agreement, shall be immediately due and payable on the effective date of such termination; provided that if the funding obligations of the Lender under this Agreement shall terminate solely as a result of Section 10(e) of this Agreement, Borrower shall not have to pay (I) a prepayment fee equal to the Make Whole Amount under this Agreement, nor (II) a prepayment fee equal to the Make Whole Amount under the Term Loan Agreement.

      1.6 Section 12(b)(viii). Section 12(b)(viii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(viii) Subordinated Debt. Promptly advise Lender of any default or any event which, with the giving of notice or lapse of time, or both, would constitute a default, under any subordination agreement relative to Subordinated Debt, or any agreement, instrument or document evidencing or relating to any Subordinated Debt, and a certificate of a authorized officer of Borrower specifying the nature thereof and Borrower's proposed response thereto, in reasonable detail; provided that Borrower shall immediately advise Lender of a Travmed Subordinated Debt Default."

      1.7 Section 13(l). Section 13 of the Loan Agreement is hereby amended by adding a new Section 13(l) immediately after Section 13(k) as follows:

            "(l) Payments to Travmed. Immediately upon the occurrence of a Travmed Subordinated Debt Default, (i) Borrower shall not, and shall not permit any Subsidiary or Affiliate to, directly or indirectly, make any payment (including the payment of any proceeds of a Loan or the payment of proceeds of any Collateral) to Travmed, and (ii) Lender shall have no further obligation to make any Loans against the accounts receivable of Travmed and all accounts receivable of Travmed shall be immediately removed from the Revolving Borrowing Base Amount."

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      1.8 Section  15(q).  Section 15 of the Loan Agreement is hereby amended by adding a new Section 15(q) immediately after Section 15(p) as follows:

            "(q)  Breach of Certain  Obligations.  Notwithstanding  anything  in
            Section  15(d)  to  the  contrary,   the  occurrence  of  a  Travmed
            Subordinated Debt Default."

      1.9 Annex I - Defined Terms.

            (a) Eligible Account. The definition of "Eligible Account" in Annex I - Defined Terms of the Loan Agreement is hereby amended by adding a new clause (xviii) thereto immediately after clause (xvii) as follows:

            "(xviii) solely with respect to Travmed USA, Inc., the Account is owed by an Account Debtor of Travmed USA, Inc. (or such Account is generated by any service provided by, or directly attributed to, Travmed USA, Inc.) and such Account is generated after the date in which a Travmed Subordinated Debt Default occurs."

            (b) Maximum Loan Limit. The definition of "Maximum Loan Limit" in Annex I - Defined Terms of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            ""Maximum  Loan Limit"  shall mean Ten Million and No/100  Dollars

            ($10,000,000)."

            (c)  Travmed   Subordinated  Debt.  A  new  defined  term,  "Travmed
      Subordinated Debt", is added to Annex I - Defined Terms of the Loan Agreement in alphabetical order to read as follows:

            ""Travmed Subordinated Debt" shall mean the Indebtedness of Borrower owed to Robert Litton, Steve Williams, or any other Person, including all of their respective successors and assigns, which is in connection with the acquisition by Borrower of Travmed USA, Inc."

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

            (d) Travmed Subordinated Debt Default. A new defined term, "Travmed Subordinated Debt Default", is added to Annex I - Defined Terms of the Loan Agreement in alphabetical order to read as follows:

            """Travmed Subordinated Debt Default" shall mean a "Default" as defined in any of the Travmed Subordinated Notes."

            (e) Travmed Subordinated Notes. A new defined term, "Travmed Subordinated Notes", is added to Annex I - Defined Terms of the Loan Agreement in alphabetical order to read as follows:

            ""Travmed Subordinated Notes" shall mean (i) that certain Subordinated Promissory Note dated as of March 28, 2005, issued by Crdentia in favor of Robert Litton (including all of his successors and assigns) in the original principal amount of $1,607,745, and
            (ii) that certain Subordinated Promissory Note dated as of March 28, 2005, issued by Crdentia in favor of Robert Litton (including all of his successors and assigns) in the original principal amount of $1,607,745."

      2. Consent to HIP Acquisition and Travmed Acquisition. Effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 8 below, as of the date of this Amendment the parties hereby agree that notwithstanding the provisions of Section 13(c)(i) and
(iii) of the Loan Agreement, (a) Borrowers may acquire HIP Holding, Inc. pursuant to the terms and provisions of the HIP Merger Agreement, and (b) Borrowers may acquire Travmed USA, Inc. and Borrowers shall be permitted to issue shares of its common stock to Carl Michael Emery and Mathew James Cahillane pursuant to the terms of the Travmed Merger Agreement; provided that to the extent any promissory notes are issued by Borrower in connection with the consideration provided under the applicable Acquisition, such promissory notes shall be subject to a subordination and standstill agreement in form and substance acceptable to Lender.

      3. Specific Waiver to Loan Agreement. Borrowers hereby acknowledge that certain Events of Default have occurred and are continuing under the Loan Agreement as specifically set forth on Exhibit A attached hereto (the "Current Defaults"). Lender hereby waives, effective as of the date of this Amendment, the Current Defaults. The foregoing waiver is expressly limited to the period stated for each respective Current Default and shall not affect any breach of any of the provisions of the Loan Agreement for any other period, and shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default arising out of any other failure of the Borrowers to comply with any of the terms of the Loan Agreement.

      4. Grant by New Borrowers of Security Interest. To induce Lender to enter into this Agreement, each New Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Section 5 of the Loan Agreement.

      5. Enforceability. This Amendment constitutes the legal, valid and binding obligation of New Borrowers, and is enforceable against each New Borrower in accordance with its terms.

      6. Confirmation of Representations and Warranties. Each New Borrower hereby (a) confirms that all of the representations and warranties set forth in
Section 11 of the Loan Agreement are true and correct with respect to such New Borrower, (b) covenants to perform its obligations under the Loan Agreement, and
(c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien (other than Permitted Liens) or security interest in favor of any other person or entity. Each Existing Borrower hereby (x) confirms that all of the representations and warranties set forth in Section 11 of the Loan Agreement are true and correct with respect to such Borrower as of the date hereof, (y) covenants to perform its obligations under the Loan Agreement, and (z) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien (other than Permitted Liens) or security interest in favor of any other person or entity.

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      7. Organizational  Authority. (i) The execution,  delivery and performance by each  Borrower  to this  Amendment  are within its  respective  corporate  or similar powers and have been duly authorized by all necessary corporate or similar action, (ii) this Amendment is the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms and (iii) neither the execution, delivery or performance by each Borrower of this Amendment (1) violates any law or regulation, or any other or decree of any Governmental Body,
(2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, except for conflicts with agreements, contracts or other documents which would not have a Material Adverse Effect on the Borrowers, (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

      8. Conditions Precedent. The effectiveness of this Amendment is subject to
(i) the Borrowers having at least $500,000 of Excess Availability after giving effect to both Acquisitions and all of the transactions contemplated thereto (including all fees, costs and expenses associated with the Acquisitions), and
(ii) the delivery of each of the following documents, each in form and substance satisfactory to Lender:

            (a)  This   Amendment,   in  four  (4)   fully   executed   original
      counterparts.

            (b) Amended and Restated Revolving Note and Amended and Restated Term Note.

            (c) Payoff Letter from Monroe Bank and Trust, Capital Tempfunds, Inc., First Union Commercial Corporation, Grandsouth Bank and Branch Banking and Trust Company.

            (d) Subordination Agreement executed by Robert Litton and Steve Williams.

            (e)  Executed  Pre-Closing   Authorization  to  File  UCC  Financing
      Statements authorizing Lender to file UCC financing statements against New Borrowers.

            (f) Executed HIP Merger Agreement and Travmed Merger Agreement, Certificates of Merger, and evidence of pre-clearance of such merger from the applicable Secretary of State.

            (g) Copy of the updated Schedules to the Loan Agreement, as provided in Section 9 below.

            (h) Such other documents, instruments and agreements as Lender may request pursuant to this Amendment, including, without limitation, all the documents set forth on Exhibit B attached hereto and made a part hereof.

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      9. Updated  Schedules.  As a condition  precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to each New Borrower, and (b) update all other information as necessary to make the Schedules previously delivered correct. Borrowers hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

      10. Costs and Expenses.  Borrowers  shall be  responsible,  as provided in
Section 4(b)(iv) of the Loan Agreement, for the payment of all fees and expenses of Lender incurred in connection with this Amendment, the transactions contemplated hereby, and all documents related thereto. Borrower hereby authorizes Lender to charge such costs and expenses to the loan accounts of Borrowers.

      11. Release. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and each of its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured: (a) in respect of the Loan Agreement, the other Loan Documents, this Amendment, the HIP Acquisition, the Travmed Acquisition, and any actions or omissions of Lender in respect thereof, and (b) arising from events occurring prior to the date of this Amendment.

      12. Reference to the Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

      13. Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers (other than those specific written waivers executed by Lender and Existing Borrowers prior to the date hereof), releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

      14. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any Default or Event of Default, other than the Current Defaults or any provision of the Loan Agreement, the other Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any Default or Event of Defaults, other than the Current Defaults under the Loan Agreement or other Loan Documents or any of Lender's rights and remedies in respect thereof. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement or any right or obligation of any party thereunder.

      15. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

      16. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      17. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

                     (SIGNATURES APPEAR ON FOLLOWING PAGES)

      Signature Page to Amendment No. 1, Joinder and Consent to Amended and
             Restated Loan and Security Agreement - Revolving Loans

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                    LENDER:

                                    BRIDGE HEALTHCARE FINANCE, LLC,
                                    a Delaware limited liability company


                                    By:  /s/ Kim Gordon
                                         -------------------
                                         Kim Gordon
                                         Executive Vice President
                                         Chief Credit Officer

      Signature Page to Amendment No. 1, Joinder and Consent to Amended and
             Restated Loan and Security Agreement - Revolving Loans

EXISTING BORROWERS:                  CRDENTIA CORP.,
                                     a Delaware corporation

                                     By: /s/ James D. Durham
                                         ------------------
                                         James D. Durham
                                         Chief Executive Officer

                                     BAKER ANDERSON CHRISTIE, INC.,
                                     a California corporation

                                     By: /s/ James D. Durham
                                         ------------------
                                         James D. Durham
                                         Chief Executive Officer

                                     NURSES NETWORK, INC.,
                                     a California corporation

                                     By: /s/ James D. Durham
                                         ------------------
                                         James D. Durham
                                         Chief Executive Officer

                                     NEW AGE STAFFING, INC.,

                                     a Delaware corporation

                                     By: /s/ James D. Durham
                                         ------------------
                                         James D. Durham
                                         Chief Executive Officer

                                     PSR NURSES, LTD.,
                                     a Texas limited partnership

                                     By: PSR NURSE RECRUITING, INC.
                                     Its: General Partner

                                     By: /s/ James D. Durham
                                         ------------------
                                         James D. Durham
                                         Chief Executive Officer

      Signature Page to Amendment No. 1, Joinder and Consent to Amended and
             Restated Loan and Security Agreement - Revolving Loans

                                    PSR NURSE RECRUITING, INC.,
                                    a Texas corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                        James D. Durham
                                        Chief Executive Officer

                                    PSR NURSES HOLDINGS CORP.,
                                    a Texas corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                        James D. Durham
                                        Chief Executive Officer

                                    CRDE CORP.,
                                    a Delaware corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

                                    ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC., an Arizona corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

                                    CARE PROS STAFFING, INC.,
                                    a Texas corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

      Signature Page to Amendment No. 1, Joinder and Consent to Amended and
             Restated Loan and Security Agreement - Revolving Loans

NEW BORROWERS:                      HIP HOLDING, INC.,
                                    a Delaware corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

                                    HEALTH INDUSTRY PROFESSIONALS, L.L.C.
                                    a Michigan limited liability company


                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

                                    TRAVMED USA, INC., a North Carolina
                                    corporation

                                    By: /s/ James D. Durham
                                        ------------------
                                    Name:
                                    Title:

                                    EXHIBIT A

                                Current Defaults

1. Section 14(c) - Minimum EBITDA. Failure of Borrowers to maintain EBITDA, on a Crdentia Proper Consolidated Basis, at an amount equal to or greater than $1,875 for the month ended November 30, 2004.

2. Section 14(c) - Minimum EBITDA. Failure of Borrowers to maintain EBITDA, on a Crdentia Proper Consolidated Basis, at an amount equal to or greater than $39,212 for the month ended December 31, 2004.

3. Section 14(d) - Acquisition Subsidiary Debt Service Coverage Ratio. Failure of Borrowers to maintain an Acquisition Subsidiary Debt Service Coverage Ratio of at least 1.50 to 1.00 for the fiscal quarter ending December 31, 2004.

4. Section 14(e) - Acquisition Subsidiary Debt Leverage Ratio. failure of Borrowers to maintain an Acquisition Subsidiary Debt Leverage Ratio of 4.0 to 1.0 or less for the fiscal quarter ending December 31, 2004.

5. Section 14(f) - Acquisition Subsidiary Term Loan Debt Leverage Ratio. failure of Borrowers to maintain an Acquisition Subsidiary Term Loan Debt Leverage Ratio of 2.50 to 1.0 or less for the fiscal quarter ending December 31, 2004.

6. Section 14(g) - Capital Expenditures Limitation. Failure of Borrowers to not make Capital Expenditures in excess of $200,000 for the 2004 Fiscal Year.

7. Section 14(h) - Capital Lease Obligations. Failure of Borrowers to not incur operating lease obligations in excess of $100,000 for the 2004 Fiscal Year.

8. Section 14(b) - Senior Debt Service Coverage Ratio. Failure of Borrowers to maintain a Senior Debt Service Coverage Ratio of at least 1.00 to 1.00 for the month ending January 31, 2005.

                                    EXHIBIT B

                               Document Checklist


                     BRIDGE HEALTHCARE FINANCE, LLC ("BHF")
                     BRIDGE OPPORTUNITY FINANCE, LLC ("BOF")
                    (BHF and BOF collectively, the "Lender")

                                      with

                           Crdentia Corp. ("Crdentia")
                     Baker Anderson Christie, Inc.("Baker")
                     Nurses Network, Inc.("Nurses Network")
                       New Age Staffing, Inc. ("New Age")
                          PSR Nurses, Ltd. ("PSR Ltd.")
                  PSR Nurse Recruiting, Inc. ("PSR Recruiting")
                   PSR Nurses Holdings Corp. ("PSR Holding"),
                               CRDE Corp. ("CRDE")
              Arizona Home Health Care/Private Duty, Inc. ("AHHC")
                        Care Pros Staffing, Inc. ("CPS")
    (each an "Existing Borrower", and collectively, the "Existing Borrowers")

                            HIP Holding, Inc. ("HIP")
                Health Industry Professionals, L.L.C. ("HIP LLC")
                          Travmed USA, Inc. ("Travmed")
         (each a "New Borrower", and collectively, the "New Borrowers")
      (Each Existing Borrower and New Borrower referred to individually and collectively as "Borrower")

     Amendment No. 1 to Amended and Restated Revolving Loan Credit Facility
                                       and
                  Amendment No. 2 to Term Loan Credit Facility

                               Document Checklist

                                 March 29, 2005

I. Deal Team

Borrowers                         Crdentia Corp.
("B")                             14114 Dallas Parkway, Suite 600
                                  Dallas, Texas 75254
                                  Tel:  (800) 803-1777
                                  Fax:  (972) 392-2722

                                  Attn:  James TerBeest
                                  Title:  Chief Financial Officer
                                  Tel:  (972) 850-0780
                                  E-Mail:  jterbeest@crdentia.com

Borrower Counsel:                 Kane, Russell, Coleman & Logan, P.C.
("BC")                            3700 Thanksgiving Tower
                                  1601 Elm Street

                                  Dallas, Texas 75201
                                  Rick Stark, Esq.
                                  Tel:  (214) 777-4260
                                  Fax:  (214) 777-4299
                                  E-Mail:  rstark@krcl.com

Lender:                           Bridge Healthcare Finance, LLC
("L")                             Bridge Opportunity Finance, LLC
                                  233 South Wacker Drive, Suite 5350
                                  Chicago, Illinois 60606

                                  Attn:  Shawn Andrews
                                  Tel:     (312) 334-4452
                                  Mobile:  (312) 282-3614
                                  E-Mail:  sandrews@bridgehcf.com

Counsel to Lender:                Vedder, Price, Kaufman & Kammholz, P.C.
("CL")                            222 N. LaSalle Street
                                  Chicago, Illinois  60601
                                  Tel:     (312) 609-7500
                                  Fax:     (312) 609-5005

                                  Thomas Schnur, Esq.
                                  Dir:     (312) 609-7715
                                  E-Mail   tschnur@vedderprice.com

                                  A.J. Gable,  Esq.
                                  Dir:     (312) 609-7852
                                  E-Mail:  agable@vedderprice.com

                                  Diana Schoendorff, Paralegal
                                  Dir:     (312) 609-7859
                                  E-Mail:  dschoendorff@vedderprice.com

II.    Initial Deliveries                                     Responsible Party
                                                              -----------------

      A.    Due Diligence

            1.    All financial information, documents                 B/BC
                  and related deliveries with respect
                  to each of the following (including
                  each respective target entity related
                  thereto):

                  a.    HIP Holding, Inc.
                  b.    Travmed USA, Inc.

            2.    All acquisition and merger documents,                B/BC
                  including all schedules, exhibits and
                  other documents related thereto,
                  together with all contingent payment
                  documents and all seller/subordinated
                  promissory notes:

                  a.    HIP Holding, Inc.
                  b.    Travmed USA, Inc.

            3.    Executed and complete Information                    B/BC
                  Certificate, including all documents
                  and schedules requested therein, with
                  respect to each target entity for the
                  following:

                  a.    HIP Holding, Inc.
                  b.    Travmed USA, Inc.

            4.    UCC, Tax Lien and Judgment Searches                  CL
                  with respect to each of the following

                  a.    HIP Holding, Inc./Health
                        Industry Professionals, LLC
                  b.    Travmed USA, Inc.

III.   Financing Documentation

      A.    Loan Documentation

            5.    Amendment No. 1, Joinder and Consent                 CL
                  to Amended and Restated
                  Loan and Security Agreement -
                  Revolving Loans (BHF)

            6.    Schedules to Amended and Restated                     BC
                  Loan and Security Agreement -
                  Revolving Loans to reflect New
                  Borrowers
                                                                       CL
            7.    Amendment No. 2, Joinder and Consent
                  to Loan and Security Agreement - Term
                  Loan (BOF)                                           BC

            8.    Schedules to Loan and Security                       BC
                  Agreement - Term Loan to reflect New
                  Borrowers

            9.    Amended and Restated Revolving Note                  CL
                                                                       CL
            10.   Amended and Restated Term Note

            11.   Joinder and Amendment to Stock Pledge                CL
                  Agreement re: CRDE Corp. pledge of
                  stock of HIP Holding, Inc., Travmed
                  USA, Inc., and pledge of HIP Holding,
                  Inc. of Health Industry
                  Professionals, L,L.C., together with:

                  a.    Original Stock Certificates                    B
                  b.    Amendment to HIP LLC Operating                 B
                        Agreement which includes LLC
                        Pledge insert language
                  c.    Stock Powers                                   B

            12.   Assignment of Undertakings under the
                  Plan and Agreement of  Reorganization
                  with respect to:

                  a.    HIP Holding, Inc. Acquisition
                  b.    Travmed USA, Inc. Acquisition

            13.   Deposit Account Control Agreement for                CL
                  the following bank accounts

                  a.    Wachovia
                  b.    Monroe Bank and Trust
                  c.    Branch Banking and Trust
                        Company

            14.   Officer's Certificate re: Acquisition                CL
                  Documents and Subordination Agreement

            15.   Subordination and Standstill                         CL/Form
                  Agreement (re: Travmed seller
                  shareholder debt)

                  a.    Promissory Note of Travmed in
                        favor of Robert Litton
                  b.    Promissory Note of Travmed in
                        favor of Steve Williams

            16.   Payment Direction Letter                             CL/B

      B.    Insurance Documentation

            17.   Evidence of Insurance for New                        B/BC
                  Borrowers

      C.    Third Party Documentation

            18.   Landlord Consent, together with                      BC
                  copies of the Lease Agreement,
                  legal description, and name and
                  address of fee owner, for each of the
                  following leased locations:

                  a.    2011 Oak Street, Wyandotte, MI
                        48192
                  b.    1815 Coffey Point Drive, Suite
                        100, Charlotte, NC 28217

            19.   Payoff Letter or Authorization to                    BC
                  file UCC Termination Statements

                  a.    Monroe Bank and Trust (HIP 2
                        outstanding secured loans)
                  b.    Grandsouth Bank (Travmed)
                  c.    Branch Banking and Trust
                        Company (Travmed)
                  d.    Capital Tempfunds, Inc.
                        (Travmed)

            20.   Authorization to file UCC-3                          BC
                  Termination Statements against UCC
                  financing statement filings in favor
                  of MedCap Partners L.P.

            21.   Legal Opinion                                        BC

IV.  UCC Matters

            22.   UCC Pre-Closing Authorization,                       CL
                  together with UCC-1 Financing
                  Statements
                                                                       B/BC
                  a.    HIP Holding, Inc. - Delaware
                  b.    Health Industry Professionals,
                        LLC - Michigan
                  c.    Travmed USA, Inc. - North
                        Carolina IV.

V. Corporation Authorization

            23.   Good Standing Certificates

                  a.    HIP Holding, Inc.                              BC
                        Delaware
                  b.    Health Industry Professionals,
                        LLC
                        Michigan
                  c.    Travmed USA, Inc.
                        North Carolina

            24.   Certificate of Secretary, together                   BC
                  with (i) Certified
                  Certificate/Articles of
                  Incorporation, (ii) By-Laws, and
                  (iii) Borrowing resolutions

                  a.    HIP Holding, Inc.
                  b.    Health Industry Professionals,
                        LLC
                  c.    Travmed USA, Inc.

VI.    Other Documents

            25.   HIP Holding, Inc. Acquisition

                  a.    Copies of all of the                           B/BC
                        Acquisition Documents,
                        certified as true and complete
                        by an officer of such New
                        Borrower
                  b.    Certificate of Merger
                  c.    Evidence of Pre-Clearance from
                        Secretary of State

            26.   Travmed USA, Inc. Acquisition

                  a.    Copies of all of the                           B/BC
                        Acquisition Documents,
                        certified as true and complete
                        by an officer of such New
                        Borrower
                  b.    Certificate of Merger
                  c.    Evidence of Pre-Clearance from
                        Secretary of State

            27.   Post Closing Agreement